Subsequent Events	12 Months Ended
Mar. 31, 2014
Subsequent Events

35. Subsequent Events

On April 28, 2014, ORIX Life Insurance Corporation (hereinafter, “ORIX Life Insurance”), a subsidiary of the Company, decided, subject to obtaining the required approval of relevant regulatory authorities, to purchase all issued shares of Hartford Life Insurance K.K. (Address: Minato-ku, Tokyo, Business Description: Life insurance business and reinsurance business, hereinafter “HLIKK”) held by Hartford Life, Inc. (Address: Simsbury, Connecticut, U.S.A.) in order to enhance its capital strength and improve the soundness of its management, in view of accelerating its growth. Upon closing, HLIKK would become a consolidated subsidiary of the Company.

Total acquisition cost of the HLIKK’s shares was estimated at $895 million. (approximately ¥91.6 billion) as of April 28, 2014. However, the purchase price is subject to potential upward or downward adjustments at the closing date based on changes in the adjusted net worth of HLIKK.

The Company and its subsidiaries are currently evaluating the effect of this purchase on the Company and its subsidiaries’ results of operations and financial position as of the date of this filling.

The purchase is targeted to be closed during July 2014.